SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 April 30, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                         1-16619                        73-1612389
-------------              ------------------------          -------------------
  (State of                (Commission File Number)            (IRS Employer
Incorporation                                                Identification No.)


               Kerr-McGee Center
           Oklahoma City, Oklahoma                                73125
   ----------------------------------------                     ----------
   (Address of principal executive offices)                     (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On  April  30,  2003,   Kerr-McGee   Corporation   announced  its
          first-quarter 2003 earnings. The earnings release and tables are attached hereto as an exhibit and are incorporated by reference herein. (Also filed pursuant to Item 12.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Earnings Release and Tables

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: April 30, 2003